                                                              Exhibit 10.19











                            ASSET PURCHASE AGREEMENT

                                 By and Between

                              ELIANCE CORPORATION,

                                WEBHELP.COM INC.

                                       and

                                 iSPOKE.COM INC.

                                TABLE OF CONTENTS

SECTION                                                                                       PAGE
1.      Sale and Delivery of the Assets to be Sold; Release......................................2
        1.1      Delivery of the Assets to be Sold...............................................2
        1.2      Further Assurances..............................................................4
        1.3      Purchase Price..................................................................4
        1.4      Assumption of Liabilities.......................................................4
        1.5      The Closing.....................................................................4
        1.6      General Procedure...............................................................5

2.      Representations of the Seller............................................................5
        2.1      Organization and Standing.......................................................5
        2.2      Authority for Agreement; No Conflict............................................5
        2.3      Governmental Consents...........................................................6
        2.4      Ownership of the Assets to be Sold..............................................6
        2.5      Intellectual Property...........................................................6
        2.6      Tangible Properties.............................................................7
        2.7      Contracts and Commitments.......................................................8
        2.8      Litigation......................................................................9
        2.9      Employees and Consultants.......................................................9
        2.10     Disclosures.....................................................................9
        2.11     Investment......................................................................9
        2.12     Experience......................................................................9

3.      Representations of the Parent and Buyer.................................................10
        3.1      Organization and Standing......................................................10
        3.2      Authority for Agreement; No Conflict...........................................10
        3.3      Governmental Consents..........................................................11
        3.4      Capitalization.................................................................11
        3.5      Securityholder Lists and Agreements............................................12
        3.6      Issuance of Shares.............................................................12
        3.8      Absence of Undisclosed Liabilities.............................................12
        3.9      Ownership of Assets............................................................12
        3.10     Intellectual Property..........................................................12
        3.11     Tangible Properties............................................................13
        3.13     Taxes..........................................................................13
        3.14     Litigation.....................................................................13
        3.15     Compliance.....................................................................14
        3.16     Permits........................................................................14
        3.17     Environmental Matters..........................................................14
        3.18     Insurance......................................................................15
        3.19     Employees and Consultants......................................................15
        3.20     ERISA..........................................................................15
        3.21     Year 2000 Compliance...........................................................15
        3.22     Subsidiaries, Etc..............................................................15



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4.      Access to Information; Public Announcements.............................................15
        4.1      Access to Management, Properties and Records...................................15
        4.2      Confidentiality................................................................15
        4.3      Public Announcements...........................................................16

5.      Pre-Closing Covenants...................................................................16
        5.1      Conduct of Business............................................................16
        5.2      Absence of Material Changes....................................................16
        5.3      Taxes..........................................................................17

6.1     Conditions to the Obligations of the Buyer..............................................17
        6.1      Consents; Absence of Legal Proceedings.........................................17
        6.2      Accuracy of Representations and Warranties.....................................17
        6.3      Performance....................................................................17
        6.4      Compliance Certificates........................................................18
        6.5      Certificates and Documents.....................................................18

7.      Condition to the Obligations of the Seller..............................................19
        7.1      Consents; Absence of Legal Proceedings.........................................19
        7.2      Accuracy of Representations and Warranties.....................................19
        7.3      Performance....................................................................19
        7.4      Compliance Certificates........................................................19
        7.5      Certificates and Documents.....................................................20

8.      Transfer of Shares......................................................................21
        8.1      Restricted Shares..............................................................21
        8.2      Requirements for Transfer......................................................21
        8.3      Legend.........................................................................21

9.      Indemnification.........................................................................21
        9.1      By the Seller..................................................................21
        9.2      By the Parent and the Buyer....................................................22
        9.3      Claims for Indemnification.....................................................22
        9.4      Defense by Indemnifying Party..................................................23
        9.5      Payment of Indemnification Obligation..........................................23
        9.6      Survival of Representations; Claims for Indemnification........................23
        9.7      Limitations....................................................................23

10.     Post-Closing Agreements.................................................................24
        10.1     Proprietary Information........................................................24
        10.2     Non-Competition Agreement......................................................24
        10.3     Cooperation in Litigation......................................................24
        10.4     Transition.....................................................................25
        10.5     Insurance......................................................................25
        10.7     Employee Stock Options.........................................................25
        Stockholders Meeting....................................................................25
        Employees...............................................................................25



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

11.     Termination of Agreement................................................................25
        11.1     Termination by Lapse of Time...................................................25
        11.2     Termination by Agreement of the Parties........................................26
        11.3     Effect of Termination..........................................................26

12.     Transfer Taxes, Governmental Fees and Charges; Certain Income Taxes.....................26

13.     Other Provisions........................................................................26
        13.1     Successors and Assigns.........................................................26
        13.2     Expenses.......................................................................26
        13.3     Brokers........................................................................27
        13.4     Severability...................................................................27
        13.5     Specific Performance...........................................................27
        13.6     Governing Law..................................................................27
        13.7     Notices........................................................................27
        13.8     Complete Agreement.............................................................28
        13.9     Amendments and Waivers.........................................................28
        13.10    Pronouns.......................................................................29
        13.11    Counterparts; Facsimile Signatures.............................................29
        13.12    Section Headings...............................................................29

Exhibits
A-1     - List of Intangible Properties
A-2     - List of Tangible Properties
A-3     - List of Assumed Contracts and Assumed Liabilities
A-4     - July 4, 1999 Agreement
A-5     - Seller Consulting Agreement
A-6     - Parent Consulting Agreement
A-7     - Annex I to November 26, 1999 Agreement
B       - Instrument of Assumption of Liabilities
C       - Bill of Sale
D-1     - Seller's Disclosure Schedule
D-2     - Buyer's Disclosure Schedule
E-1     - Form of Seller's Non-Disclosure of Proprietary Information Agreement
E-2     - Form of Seller's Non-Competition and Non-Solicitation Agreement
F       - Certificate of Amendment to the Buyer's Certificate of Incorporation
G       - Software License
H       - Corporate Services Agreement
I       - Internet Services Agreement
J       - Share Escrow Agreement

                            ASSET PURCHASE AGREEMENT


        Agreement made as of December 29, 1999, among eliance Corporation, a Delaware corporation with its principal office at 7800 Equitable Drive, Suite 250, Minneapolis, MN 55344 (the "Seller"), Webhelp.com Inc., a Delaware corporation formerly known as BlueSky Ventures Inc. with its principal office at One Dundas Street West, Suite 2500, Toronto, Ontario M5G 1Z3 (the "Parent"), and iSpoke.com Inc., a Delaware corporation and a wholly owned subsidiary of Parent with its principal office at, One Dundas Street West, Suite 2500, Toronto, Ontario M5G 1Z3 (the "Buyer").

                              PRELIMINARY STATEMENT

        WHEREAS, Seller and Parent, deeming it to be advisable and in the best interests of both companies to combine their internet operations and technology, including Seller's eBus transaction engine and Parent's system architecture for its web site, Webhelp.com, and expertise in the operation thereof, and to thereby create valuable synergies, entered into an agreement on July 4, 1999, pursuant to which Parent was to acquire common stock of Seller in exchange for Parent's contribution of certain assets and the employment of Parent's stockholders, Kerry Adler ("Adler"), Laura Hantho ("Hantho") and Hugh Cumming ("Cumming"), with Seller (the "July 4, 1999 Agreement");

        WHEREAS, Adler, Hantho and Cumming resigned from their employment with Seller effective November 21, 1999;

        WHEREAS, Seller and Parent, deeming it to be advisable and in the best interests of both companies to restructure the transaction set forth in the July 4, 1999 Agreement, entered into an agreement on November 29, 1999, pursuant to which Seller was to acquire Common Stock, $.01 par value ("Parent Common Stock"), of Parent, in exchange for Seller's contribution of certain assets which were to be used with Parent's Webhelp.com web site under the July 4, 1999 Agreement and for other consideration, including Seller's licensing of the eBus transaction engine to the Buyer, certain services to be provided to Parent and Parent's agreement to employ Adler, Hantho and Cumming ("November 29, 1999 Agreement");

        WHEREAS, Seller and Parent have deemed it to be advisable and in the best interests of both companies to restructure the transaction set forth in the November 29, 1999 Agreement in order to remove the liens on certain hardware and other properties to be transferred by Seller to Parent and for other reasons; and

        WHEREAS, the Buyer desires to purchase, and the Seller desires to sell, certain assets of the Seller described herein for the consideration set forth below and the assumption of certain of the Seller's liabilities set forth below, subject to the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual premises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.   SALE AND DELIVERY OF THE ASSETS TO BE SOLD; RELEASE

         1.1      (a) Delivery of the Assets to be Sold

                  Subject to and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), the Seller shall sell, transfer, convey, assign and deliver to the Buyer and the Buyer shall purchase and acquire from the Seller, all of Seller's right, title and interest, as of the date of Closing, in and to all of the assets of Seller identified below, free and clear of all Encumbrances (as defined in Section 2.4):

                      (i) All fixtures, furniture, equipment, computer hardware and tangible embodiments of computer software and other tangible property set forth on EXHIBIT A-2 attached hereto and all of such property located at Suite 2500, One Dundas Street West, Toronto, Ontario (collectively, the "Tangible Properties");

                      (ii) All rights (collectively, the "Contract Rights") of the Seller under the contracts, agreements, leases, licenses and other instruments set forth on EXHIBIT A-3 attached hereto, the "face contracts" for the Webhelp.com site and the lease for Suite 2500, One Dundas Street West, Toronto, Ontario (collectively, the "Assumed Contracts");

                      (iii) The name and URL "webhelp.com" or any combination of words in which the name "webhelp.com" or "webhelp" appears or any rights associated with such name or any right to use such name in all jurisdictions in which Seller either currently uses any such name or has any right to use any such name; and

                      (iv) The trademarks "webhelpme", "webhelpme buy", "webhelpme sell" and "webhelpme shop."

                      The Tangible Properties, Contract Rights and other assets and rights described in this paragraph (a) shall be referred to collectively as the "Assets to be Sold."

         (b)      RELEASES

                      (i) Seller, on behalf of itself and each of its directors or any their respective successors or assigns, or any heirs, executors or administrators of any of the foregoing persons, on behalf of the Seller, and their respective successors and assigns, and any heirs, executors and administrators of any of the foregoing persons (collectively, the "Releasors"), in consideration of this Agreement and for other good and valuable consideration received from Parent, receipt of which is hereby acknowledged by Seller, hereby releases Parent, Buyer and each of Parent's current stockholders, directors, officers and employees, and their respective successors and assigns, and any heirs, executors or administrators of any such persons (collectively, the "Releasees") from all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, damages, judgments, executions and demands whatsoever, in law or equity (collectively, "Claims"), which (A) any Releasors, or (B) any of Seller's stockholders, officers or employees or any of their respective successors or assigns, or any heirs, executors or administrators of any of the foregoing persons, ever had, now has or hereafter can, shall or may have, in the case of any person in

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clause (B) on behalf of the Seller to the extent they can be released by the
Seller, against any Releasees arising out of or relating to:

               (x) the following agreements, copies of which are attached hereto as Exhibits: (1) July 4, 1999 Agreement (Exhibit A-4), (2) the agreement dated October 20, 1999 between Screaming Solutions Ventures Inc. and the Seller (Exhibit A-5), (3) the agreement between Screaming Solutions Ventures Inc and the Parent (Exhibit A-6), and (4) the November 29, 1999 Agreement (Exhibit
               A-7);

               (y) the following interests: (1) ownership of any of the Assets to be Sold or the computer software components set forth in Exhibit A-1, (2) any licensing fees or other amount for the eBus transaction engine other than pursuant to the terms and conditions set forth in the Software License, and (3) any fees or other amounts for the services and space provided by Seller to Buyer and Parent prior to the Closing except at expressly set forth in the Corporate Services Agreement; or

               (z) Adler's, Hantho's, Cumming's, Robert Foran's and Dan Walter's employment with or other provision of services to Seller and the termination of such employment or other provision of services, including, without limitation, arising out of or relating to the covenants set forth in Section 4 of the individual Employment Agreements between Seller and Adler, Hantho and Cumming.

                      (ii) Each of Parent and Buyer, on behalf of itself and each of the individuals who were their stockholders, directors or officers on the day prior to the Closing Date, and their respective successors and assigns (collectively, the "Seller Releasors"), in consideration of this Agreement and for other good and valuable consideration received from Seller, receipt of which is hereby acknowledged by Parent and Buyer, hereby releases Seller and each of Seller's current stockholders, directors, officers and employees, and their respective successors and assigns, and any heirs, executors or administrators of any such persons (collectively, the "Seller Releasees") from all Claims which any Seller Releasors ever had, now has or hereafter can, shall or may have against any Seller Releasees arising out of or relating to:

               (x) the following agreements, copies of which are attached hereto as Exhibits: (1) July 4, 1999 Agreement (Exhibit A-4), (2) Seller Consulting Agreement (Exhibit A-5), (3) Parent Consulting Agreement (Exhibit A-6), and (4) the November 26, 1999 Agreement (Exhibit A-7); or

               (y) Adler's, Hantho's, Cumming's, Robert Foran's and Dan Walter's employment with or other provision of services to Seller and the termination of such employment or other provision of services.

               The releases set forth in this Section 1.1(b) does not apply to any claims, actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, damages, judgments, executions and demands whatsoever, in law or equity, which arise out of or relate to events, acts or occurrences after the date of this Agreement. The release set forth in Section 1.1(b)(ii) shall not apply to any claims for indemnification, contribution or advancement of expenses that the Releasors have, whether at law, by contract or pursuant to the Seller's or its subsidiary's certificate of incorporation or by-laws, in respect of Claims by individuals or entities who are not Seller Releasees.

         1.2 FURTHER ASSURANCES. At any time and from time to time after the Closing, at the Buyer's reasonable request and without further consideration, the Seller shall promptly execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Buyer may reasonably request to more effectively transfer, convey and assign all of the Assets to be Sold, to put the Buyer in actual possession and operating control thereof, to assist the Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

         1.3 (a) PURCHASE PRICE. The purchase price for the Assets to be Sold (the "Purchase Price") shall consist of (i) cash in the amount of $4,500,000 payable by wire transfer or other immediately available funds and (ii) 8,500,000 shares (the "Shares") of the Parent's Common Stock, $0.01 par value (the "Parent Common Stock"), free and clear of all Encumbrances of any kind; 3,000,000 shares of Parent Common Stock shall be delivered to the Seller at the Closing and 5,500,000 shares of Parent Common Stock shall be delivered into the Escrow Account (as defined in the Escrow Agreement) and released in accordance with the provisions of the Escrow Agreement by and among Parent, Seller, Buyer and certain stockholders of Parent in the form of Exhibit J hereto (the "Escrow Agreement"). The Shares shall constitute 17% of all shares of Parent Common Stock issued and outstanding, on a fully diluted basis (after giving effect to conversion of the outstanding Series A Convertible Preferred Stock of Parent and a stock option pool equal to 5% of all such shares on a fully diluted basis), immediately following the Closing.

             (b) ADJUSTMENT TO PURCHASE PRICE. In the event that the Seller is unable to transfer to the Buyer at the Closing any of the Assets to be Sold free and clear of all Encumbrances, at the option of the Buyer, the cash portion of the Purchase Price to be delivered at the Closing shall be reduced in an aggregate amount equal to the stated value of such encumbered assets as set forth on Exhibits A-2 or A-3, as the case may be and such assets shall not be deemed to be Assets to be Sold.

         1.4 ASSUMPTION OF LIABILITIES.

             (a) The Buyer will execute and deliver to the Seller an Instrument of Assumption of Liabilities in the form attached hereto as EXHIBIT B, pursuant to which it shall assume and agree to perform, pay and discharge all obligations and liabilities arising under the Assumed Contracts from and after the Closing Date (collectively, the "Assumed Liabilities"). At the Closing, the Buyer shall deliver such Instrument of Assumption of Liabilities to the Seller.

             (b) The Buyer shall not assume or agree to perform, pay or discharge, and the Seller shall remain unconditionally liable for, all obligations, liabilities or commitments, fixed or contingent, of the Seller other than the Assumed Liabilities.

             1.5 . The Closing shall take place at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, on the second business day following the satisfaction of the conditions set forth in Articles 6 and 7 or on such other date as is mutually agreeable to the Parent and the Seller (the "Closing Date"). The transfer of the Assets to be Sold by the Seller to the Buyer shall be deemed to occur at 9:00 a.m., Minneapolis time, on the Closing Date.

         1.6 GENERAL PROCEDURE. At the Closing, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Sections 6 and 7 hereof and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the receiving party. The conveyance, transfer, assignment and delivery of the Assets to be Sold shall be effected by Seller's execution and delivery to Buyer of a bill of sale substantially in the form attached hereto as EXHIBIT C (the "Bill of Sale") and such other instruments of conveyance, transfer, assignment and delivery as Buyer shall reasonably request to cause Seller to transfer, convey, assign and deliver the Assets to be Sold to Buyer.

2.   REPRESENTATIONS OF THE SELLER

         Except as disclosed by the Seller in its disclosure schedule contained in EXHIBIT D-1 hereto, the Seller hereby represents and warrants to the Parent and the Buyer that the following statements are true, complete and correct. The Seller's disclosures contained in EXHIBIT D-1 shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 2, and the disclosures in any paragraph of EXHIBIT D-1 shall qualify only the corresponding paragraph of this Section 2, unless otherwise specified.

         2.1 ORGANIZATION AND STANDING. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and lease its properties and assets and to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and all other agreements required to be executed by the Seller at or prior to the Closing pursuant to Section 6.5 (the "Seller's Ancillary Agreements") and pursuant to the other provisions of this Agreement and to carry out the transactions contemplated by this Agreement and the Seller's Ancillary Agreements. The Seller is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Seller. The Seller has made available to the Buyer true and complete copies of its Certificate of Incorporation and By-Laws, each as amended to date and presently in effect.

         2.2 AUTHORITY FOR AGREEMENT; NO CONFLICT. The execution, delivery and performance by the Seller of this Agreement and the Seller's Ancillary Agreements, and the consummation by the Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement has been, and the Seller's Ancillary Agreements when executed at the Closing will be, duly executed and delivered by the Seller and constitute valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity. The execution of and performance of the transactions contemplated by this Agreement and the Seller's Ancillary Agreements and compliance with their respective provisions by the Seller will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-Laws of the Seller, each as amended to date, (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, document creating or pertaining to an Encumbrance (as defined in Section 2.4 below) or other arrangement to which the Seller is a party or by which the Seller is bound or to which its assets are subject, (c) result in the imposition of any Encumbrance upon any Assets to be Sold or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any of the Assets to be Sold.

         2.3 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity") is required on the part of the Seller in connection with the execution and delivery of this Agreement or the Seller's Ancillary Agreements or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Seller's Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing, all of which filings are specified in EXHIBIT D-1.

         2.4 OWNERSHIP OF THE ASSETS TO BE SOLD. SECTION 2.4(I) of EXHIBIT D-1 sets forth a list of all claims, liabilities, liens, mortgages, security interests, pledges, charges, encumbrances and equities of any kind materially and adversely affecting the Assets to be Sold (collectively, the "Encumbrances"). The Seller is, and at the Closing will be, the true and lawful owner of or have a valid lease, license or right to use the Assets to be Sold, and at the Closing will have the right to sell and transfer to the Buyer good and marketable title to the Assets to be Sold owned by the Seller , whether arising by contract or by operation of law, free and clear of all Encumbrances of any kind, except for (a) liens for taxes not yet due and payable or (b) such imperfections of title, easements, mortgages or other Encumbrances, if any, as are not, individually or in the aggregate, substantial in character, amount or extent and do not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations. The delivery to the Buyer of the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to the Assets to be Sold owned by the Seller in the Buyer, free and clear of all Encumbrances.

         2.5 INTELLECTUAL PROPERTY.

             (a) The Seller owns, free and clear of all Encumbrances, or has the valid right to use all Intellectual Property (as defined in this Section 2.5) included as part of the Assets to be Sold. No third party (other than licensors of software that is generally commercially available, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (b) below and non-exclusive licensees of the Intellectual Property in the ordinary course of the Seller's business) has any rights (other than patent rights) to any of the Intellectual Property included as part of the Assets to be Sold. To the Seller's knowledge, no third party (other than licensors of software that is generally commercially available, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (b) below and non-exclusive licensees of the Intellectual Property in the ordinary course of the Seller's business) has any patent rights owned or used by the Seller. To the Seller's knowledge, no third party is infringing, violating or misappropriating any of the Intellectual Property that the Seller owns that is included as part of the Assets to be Sold. For purposes of this Agreement, "Intellectual Property" means all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) computer software (in both source code and object code form), data and documentation, and (v) trade secrets, whether patentable or unpatentable and whether or not reduced to practice, know-how and copyrightable works.

             (b) EXHIBIT D-1 hereto identifies each agreement with a third party pursuant to which the Seller obtains rights to Intellectual Property included as part of the Assets to be Sold (other than software that is generally commercially available) that is owned by a party other than the Seller. Other than license fees for software that is generally commercially available, the Seller is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property included as part of the Assets to be Sold.

             (c) The Seller has taken reasonable precautions (i) to protect its rights in the Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential intellectual property, and to the Seller's knowledge, there have been no acts or omissions (other than those made based on reasonable, good faith business decisions) by the officers, directors and employees of the Seller the result of which would be to materially compromise the rights of the Seller to apply for or enforce appropriate legal protection of the Intellectual Property.

             (d) Notwithstanding the foregoing, no action or condition arising out of the activities of any stockholders of the Parent since they became employees of the Seller within the scope of their employment shall give rise to a breach of any of the representations or warranties contained in Sections 2.4 or 2.5.

         2.6 TANGIBLE PROPERTIES. All of the Seller's Tangible Properties included as part of the Assets to be Sold are suitable for the uses in which they are currently employed, are in good operating condition and are free from any defects, except such minor defects as do not interfere with the conduct of the Seller's business.

         2.7 CONTRACTS AND COMMITMENTS.

             (a) Copies of all Assumed Contracts have previously been delivered or made available by the Seller to the Buyer.

             (b) Except as set forth in EXHIBIT D-1:

                  (i) The Seller is not in material breach of or default under any Assumed Contract; and

                  (ii) To the knowledge of the Seller, there is no existing breach or default by any other party to any Assumed Contract.

         (C) EXHIBIT D-1 lists each consent of any third party that is required under any Assumed Contract, as a result of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby and, assuming receipt of such consents, the enforceability of any such contract will not be affected in any adverse manner by the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         (d) EXHIBIT D-1 lists and describes briefly all real property and personal property leased or subleased to the Seller and included as part of the Assets to be Sold and lists the term of such lease, any extension and expansion options, and the rent payable thereunder. The Seller has delivered or made available to the Buyer correct and complete copies of the leases and subleases (as amended to date) listed therein. With respect to each such lease and sublease:

                  (i) The lease or sublease is legal, valid, binding, enforceable and in full force and effect;

                  (ii) The lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect prior to the Closing;


                  (iii) The Seller is not in material breach or material default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or material default by Seller or permit termination, modification, or acceleration thereunder;

                  (iv) There are no disputes, oral agreements or forbearance programs in effect as to the lease or sublease;

                  (v) The Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust or otherwise encumbered any interest in the leasehold or subleasehold;

                  (vi) All facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities; and

                  (vii) To the knowledge of Seller, the owner of the facility or personal property leased or subleased has good and clear record and marketable title to the parcel of real property or such personal property, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants, and other restrictions which do not impair the intended uses, occupancy or value of the property subject thereto.

         2.8 LITIGATION. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Seller's knowledge, any basis therefor or threat thereof, against the Seller or any of the Seller's stockholders, which questions the validity of this Agreement or the right of the Seller to enter into it or perform its obligations hereunder.

         2.9 EMPLOYEES AND CONSULTANTS. All employees and consultants of the Seller who have access to confidential or proprietary information of the Seller related to the Assets to be Sold have executed and delivered nondisclosure agreements in the form of EXHIBIT E-1 and non-competition agreements in the form of EXHIBIT E-2, and all of such agreements are in full force and effect.

         2.10 DISCLOSURES. Neither this Agreement nor any Exhibit hereto, nor any report, certificate or instrument furnished to the Buyer in connection with the transactions contemplated by this Agreement when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         2.11 INVESTMENT. The Seller is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, the Seller has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Seller is an "accredited investor" as defined in Rule 501(a) under the Securities Act . The Seller has not been organized, reorganized or recapitalized specifically for the purpose of acquiring the Shares. The Seller has not participated in any general solicitation or any securities of the Parent.

         2.12 EXPERIENCE. The Seller has carefully reviewed the representations concerning the Parent contained in this Agreement and has made detailed inquiry concerning Parent, its business and its personnel; the officers of the Parent have made available to the Seller any and all written information which it has requested and have answered to the Seller's satisfaction all inquiries made by the Seller; and the Seller has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Buyer and the Seller is able financially to bear the risks thereof.

3. REPRESENTATIONS OF THE PARENT AND BUYER. Except as disclosed by the Parent and Buyer in their disclosure schedule contained in EXHIBIT D-2 hereto, the Parent and the Buyer hereby jointly and severally represent and warrant to the Seller that the following statements are true, complete and correct. The Parent and Buyer's disclosures contained in EXHIBIT D-2 shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 3, and the disclosures in any paragraph of EXHIBIT D-2 shall qualify only the corresponding paragraph of this Section 3, unless otherwise specified.

         3.1 ORGANIZATION AND STANDING. Each of the Parent and the Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and lease its properties and assets and to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and all other agreements required to be executed by the Buyer and/or Parent at or prior to the Closing pursuant to Section 7.5 (the "Parent/Buyer's Ancillary Agreements") and to carry out the transactions contemplated by this Agreement and the Parent/Buyer's Ancillary Agreements. On the Closing Date, the Buyer will be duly qualified to do business as a foreign corporation and will be in good standing in the States of Minnesota and North Dakota and in every other jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Buyer or the Parent. Each of the Parent and the Buyer has furnished to the Seller true and complete copies of its Certificate of Incorporation and By-Laws, each as amended to date and presently in effect. Each of the Parent and the Buyer has at all times complied with all provisions of its Certificate of Incorporation and By-Laws and is not in default under, or in violation of, any such provision. EXHIBIT D-2 lists all affiliated entities of the Parent and Buyer, the assumed names of each such affiliated entity, and a description of the business and operations of each. Neither the Parent nor the Buyer have any predecessor entities.

         3.2 AUTHORITY FOR AGREEMENT; NO CONFLICT. The execution, delivery and performance by each of the Parent and the Buyer of this Agreement and the Parent/Buyer's Ancillary Agreements, and the consummation by each of the Parent and the Buyer of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action. This Agreement has been, and the Parent/Buyer's Ancillary Agreements when executed at the Closing will be, duly executed and delivered by the Parent and the Buyer and constitute valid and binding obligations of each of the Parent and the Buyer enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity. The execution of and performance of the transactions contemplated by this Agreement and the Parent/Buyer's Ancillary Agreements and compliance with their respective provisions by the Parent or the Buyer will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-Laws of the Parent or the Buyer, each as amended through the Closing Date, (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Encumbrance or other arrangement to which the Parent or the Buyer is a party or by which the Parent or the Buyer is bound or to which its assets are subject, (c) result in the imposition of any Encumbrance upon any assets of the Parent or the Buyer or (d) assuming the Seller's representations and warranties contained in Sections 2.11 and 2.12 are true and correct, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent or the Buyer or any of its properties or assets.

         3.3 GOVERNMENTAL CONSENTS. Assuming the Seller's representations and warranties contained in Sections 2.11 and 2.12 are true and correct, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Parent or the Buyer in connection with the execution and delivery of this Agreement or the Parent/Buyer's Ancillary Agreements, the offer, issuance, sale and delivery of the Shares, or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Parent/Buyer's Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the

Closing and such filings required to be made after the Closing under applicable U.S. federal and state securities laws and Canadian Securities Laws, all of which filings are specified in EXHIBIT D-2. Based on the representations made by the Seller in Section 2 of this Agreement, the offer and sale of the Shares will be in compliance with applicable U.S. federal and state securities laws.

         3.4 CAPITALIZATION. The authorized capital stock of the Parent (immediately prior to the Closing, after giving effect to the filing of an amendment to the Parent's Certificate of Incorporation in the form of EXHIBIT F attached hereto) will consist of 55,000,000 shares of Common Stock, of which 24,000,000 shares are issued and outstanding, 2,500,000 shares of which have been reserved for issuance pursuant to the Webhelp.com Inc. 1999 Long Term Incentive Plan (the "Parent's Incentive Plan") and 8,500,000 shares of which have been reserved for issuance to the Seller pursuant to the terms of this Agreement, and 16,000,000 shares of Preferred Stock, $0.01 par value per share, of which 15,000,000 shares will be issued and outstanding prior to the Closing and designated as Series A Convertible Preferred Stock. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in EXHIBIT D-2 and except as provided in this Agreement or in the Parent's Incentive Plan, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Parent is authorized or outstanding, (ii) the Parent has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Parent, (iii) the Parent has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Parent. Assuming the Seller's representations and warranties contained in Sections 2.11 and 2.12 are true and correct, all of the issued and outstanding shares of capital stock of the Parent have been offered, issued and sold by the Parent in compliance with applicable federal and state securities laws and applicable securities laws of any province of Canada ("Canadian Security Laws"). The Parent owns, beneficially and of record, 100% of the capital stock of the Buyer free and clear of any claims, liens, equities, encumbrances or other restrictions.

         3.5 SECURITYHOLDER LISTS AND AGREEMENTS. EXHIBIT D-2 contains a true and complete list of the securityholders of the Parent, showing the number of shares of Common Stock or other securities of the Parent held by each stockholder as of the date of this Agreement and, in the case of options, warrants and other convertible securities, the exercise price thereof and the number and type of securities issuable thereunder. Except as described in EXHIBIT D-2, there are no agreements, written or oral, between the Parent and any holders of its securities, or to the Parent's knowledge, among any holders of its securities, relating to the acquisition (including without limitation rights of first refusal, antidilution or pre-emptive rights), disposition, registration under the Securities Act of 1933, as amended (the "Securities Act "), or voting of the capital stock of the Parent.

         3.6 ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Parent, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against the stated consideration therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and nonassessable.

         3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in all of the Sections of EXHIBIT D-2, the Parent does not have any material liability (whether known or unknown and whether absolute or contingent), except for liabilities which have arisen since the Parent's Balance Sheet Date in the ordinary course of business.

         3.8 OWNERSHIP OF ASSETS. SECTION 3.9 of EXHIBIT D-2 sets forth a list of all Encumbrances materially and adversely affecting the Parent's assets. The Parent is, and at the Closing will be, the true and lawful owner of, or shall have a valid right to use, all assets used in its business. The Buyer does not own any assets.

         3.9 INTELLECTUAL PROPERTY.

             (a) The Parent owns, free and clear of all Encumbrances, or has the valid right to use all Intellectual Property (as defined in Section 2.5) used by it in its business as currently conducted or as currently proposed to be conducted. The Buyer does not own or use any Intellectual Property. To the knowledge of the Parent, no third party has any rights (other than patent rights) to any of the Intellectual Property owned or used by the Parent. To the Parent's knowledge, no third party has any patent rights owned by the Parent. To the Parent's knowledge, no third party is infringing, violating or misappropriating any of the Intellectual Property that the Parent owns.

             (b) None of the activities or business conducted by the Parent infringes, violates or constitutes a misappropriation of any Intellectual Property of any other person or entity. The Parent has not received any complaint, claim or notice alleging any such infringement, violation or misappropriation.

             (c) EXHIBIT D-2 hereto identifies all Intellectual Property used by the Parent in its business as currently conducted or currently proposed to be conducted, including each (i) patent that has been issued or assigned to the Parent with respect to any of its Intellectual Property, (ii) pending patent application that the Parent has made with respect to any of its Intellectual Property, (iii) any copyright or trademark registration or application with respect to the Parent's Intellectual Property, and (iv) license or other agreements pursuant to which the Parent has granted any rights to any third party with respect to any of its Intellectual Property.

             (d) EXHIBIT D-2 hereto identifies each agreement with a third party pursuant to which the Parent obtains rights to Intellectual Property material to the business of the Parent (other than software that is generally commercially available) that is owned by a party other than the Parent. Other than license fees for software that is generally commercially available, the Parent is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property.


             (e) The Parent has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Parent's knowledge, there have been no acts or omissions (other than those made based on good faith business decisions) by the officers, directors and employees of the Parent the result of which would be to materially compromise the rights of the Parent to apply for or enforce appropriate legal protection of the Parent's Intellectual Property. 3.10

         3.10 TANGIBLE PROPERTIES.

              (a) Neither the Parent nor the Buyer owns any real property.

              (b) The Parent's furniture, fixtures, computer hardware and tangible embodiments of software, equipment and other tangible personal property are suitable for the uses in which they are currently employed, are in good operating condition and are free from any defects, except such minor defects as do not interfere with the conduct of the Parent's business.

         3.11 TAXES. The Parent has filed or has obtained presently effective extensions with respect to all federal, state, provincial, county, local and foreign tax returns which are required to be filed by it, such returns, if any, are true and correct in all material respects and all taxes, if any, shown thereon to be due have been timely paid with exceptions not material to the Parent. Federal income tax returns of the Parent, if any, have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the Parent's knowledge, threatened. Neither the Parent nor any of its stockholders has ever filed (a) an election pursuant to Section 1362 of the Code, that the Parent be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

         3.12 LITIGATION. There is no action, suit or proceeding pending, or, to the Parent's knowledge, governmental inquiry or investigation threatened against the Parent, the Buyer or any of the Parent's stockholders, which questions the validity of this Agreement or the right of the Parent to enter into it or perform its obligations hereunder, or which might result, either individually or in the aggregate, in a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Parent nor is there any litigation pending, or, to the Parent's knowledge, any basis therefor or threat thereof, against the Parent or any of the Parent's stockholders by reason of the past employment relationships of any of the Parent's stockholders, the proposed activities of the Parent, or negotiations by the Parent and/or any of the Parent's stockholders with possible investors in the Parent. The Parent is not subject to any outstanding judgment, order or decree.

         3.13 COMPLIANCE. Neither the Parent nor the Buyer is in violation of or default under any law, regulation or order applicable to it, the effect of which, individually or in the aggregate with such other violations and defaults, could reasonably be expected to have a material adverse effect on the business or financial condition of its present business.

         3.14 PERMITS. EXHIBIT D-2 sets forth a list of all Permits from any Governmental Entity issued to or held by the Parent or Buyer. Such listed Permits are the only Permits that are required for the Parent or Buyer to conduct its business as presently conducted, except for those the absence of which would not have a material adverse effect on its financial condition of its present business. Each such Permit is in full force and effect and, to the knowledge of the

Parent, no suspension or cancellation of such Permit is threatened and there is no reasonable basis for believing that such Permit will not be renewable upon expiration.

         3.15 ENVIRONMENTAL MATTERS.

              (a) The Parent has complied in all material respects with all applicable Environmental Laws. There is no pending or, to the knowledge of the Parent, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Parent. For purposes of this Agreement, "Environmental Law" means (x) any U.S. federal, state or local law, statute, rule or regulation or the common law relating to the protection of human health or the environment, including without limitation CERCLA (as defined below), the Resource Conservation and Recovery Act of 1976, any statute, regulation or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation, emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants, or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, abandoned or discarded barrels, containers and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste or (y) any similar Canadian law. As used in this Section 2.27, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA").

              (b) Neither the Parent nor the Buyer has ever owned, operated or controlled any parcel of real property or any facility.

              (c) The Parent is not aware of any material environmental liability of the solid and hazardous waste transporters and treatment, storage and disposal facilities that have been utilized by the Parent and has not undertaken any independent investigation relating to the same.

         3.16 INSURANCE. As of the date of this Agreement, neither the Parent nor the Buyer maintains any insurance policies.

         3.17 EMPLOYEES AND CONSULTANTS. Neither the Parent nor the Buyer has ever had any employees.

         3.18 ERISA. EXHIBIT D-2 hereto lists any employees benefit plans (as defined in Section 3(3) of ERISA) maintained by the Parent. Each of such employee benefit plans complies in all material respects with (i) all applicable requirements of ERISA and (ii) all applicable requirements of the Code.

         3.19 YEAR 2000 COMPLIANCE. The Parent has reviewed its operations and those of its subsidiaries, to evaluate the extent to which the business or operations of the Parent or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Parent has no reason to believe and does not believe, that the Year 2000 Problem will have a material adverse effect on the business or condition (financial or otherwise) of the Parent.

         3.20 SUBSIDIARIES, ETC. Except for the Buyer, the Parent has no subsidiaries and does not own any shares of capital stock of or any interest in or control, directly or indirectly, any other corporation or any partnership, joint venture or other non-corporate business enterprise. The Buyer was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement.

         3.21 DISCLOSURES. This Agreement and the Exhibits hereto, when read together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

4.   ACCESS TO INFORMATION; PUBLIC ANNOUNCEMENTS

         4.1 ACCESS TO MANAGEMENT, PROPERTIES AND RECORDS. From the date of this Agreement until the Closing Date, each of the Seller and the Parent shall afford the officers, attorneys, accountants and other authorized representatives of the other party access to its offices, facilities, records and personnel upon reasonable notice and during normal business hours so that the other party may have a reasonable opportunity to make such inquiry as the other party shall reasonably need to make in connection with this Agreement.

         4.2 CONFIDENTIALITY. All information not concerning the Assets to be Sold or the Assumed Liabilities not previously disclosed to the public or generally known to persons engaged in the respective businesses of the Seller, the Parent or the Buyer which shall have been furnished by the Seller, the Parent or Buyer to the other party in connection with the transactions contemplated hereby or as provided pursuant to this Section 4 shall not be disclosed (i) to any person other than their respective employees, directors, attorneys, accountants or financial advisors who have been advised of the provisions of this Agreement and only for purposes of evaluating and effectuating the transactions contemplated hereby or (ii) otherwise than as contemplated herein. In the event that the transactions contemplated by this Agreement shall not be consummated, all such information which shall be in writing shall be returned to the party furnishing the same, including, to the extent reasonably practicable, all copies or reproductions thereof which may have been prepared, and neither party shall at any time thereafter disclose to third parties, or use, directly or indirectly, for its own benefit, any such information, written or oral, about the business of the other party hereto. Notwithstanding the above, to the extent required by law (a) the Parent or Buyer may include in any Registration Statement or periodic report filed by either of them with the Securities and Exchange Commission or any state securities commission or any stock market and (b) each party may otherwise disclose, to the extent reasonably advised by counsel as being required by applicable law, any information regarding the Assets to be Sold, the Seller and/or the terms of this Agreement. If either party intends to make any such disclosure, it shall provide a copy to the other party prior to such disclosure and provide the other party with an opportunity to comment on such disclosure if the other party wishes to do so.

         4.3 PUBLIC ANNOUNCEMENTS. Except as otherwise required by law, the parties agree not to make any public announcements or other public communications concerning this Agreement and the purchase of the Assets to be Sold by the Buyer without the prior written approval of the other party, provided, however, that a party making a public disclosure which it believes in good faith to be required by law shall use its best efforts to advise the other party prior to making the disclosure and provide such other party with an opportunity to comment on such public disclosure if it wishes to do so.

5. PRE-CLOSING COVENANTS. From and after the date hereof and until the Closing
Date:

         5.1 CONDUCT OF BUSINESS. Each of the Seller and the Parent shall operate its business (except, in the case of the Seller, its business unrelated to the Assets to be Sold, so long as the operation of such unrelated business does not have or could not reasonably be expected to have an adverse effect on the Assets to be Sold) in a manner consistent with past practice. All of the property of each party shall be used, operated, repaired and maintained in a normal business manner materially consistent with past practice.

         5.2 ABSENCE OF MATERIAL CHANGES. Without the prior written consent of the other parties, no party shall until the Closing:

             (a) Sell, assign or transfer any of its assets, except in the ordinary course of business (or, in the case of the Seller, a sale, assignment or transfer of any assets not included as part of the Assets to be Sold, so long as such sale, assignment or transfer of such unincluded assets does not have or could not reasonably be expected to have an adverse effect on the Assets to be
Sold);

             (b) Mortgage, pledge, or subject any of its assets (other than, in the case of the Seller, assets not included as part of the Assets to be Sold, so long as the mortgage, pledge or encumbrance of such unrelated assets does not have or could not reasonably be expected to have an adverse effect on the Assets to be Sold) to any lien, charge or any other Encumbrance (except for Permitted Encumbrances and except for subsequently acquired property becoming subject to Encumbrances under bank financing arrangements in effect on the date hereof);


             (c) Merge or consolidate with or into any corporation or other entity;

             (d) Modify or amend any of the Assumed Contracts or Contract Rights; or

             (e) Commit or agree to do any of the foregoing.

         5.3 TAXES. Subject to Section 12 hereof, each of the Seller and the Buyer will, on a timely basis, file all tax returns for and pay any and all taxes which shall become due or shall have accrued on account of the ownership of its assets on or prior to the Closing Date (including personal property and excise taxes payable with respect to the Assets to be Sold).

6. CONDITIONS TO THE OBLIGATIONS OF THE BUYER. The obligation of the Buyer to purchase the Assets to be Sold at the Closing is subject to the fulfillment, or the waiver by the Buyer, of each of the following conditions on or before the
Closing:

         6.1 CONSENTS; ASBENCE OF LEGAL PROCEEDINGS. The Seller shall have obtained (and shall have provided copies thereof to the Buyer) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, which are required on the part of the Seller, except for any the failure of which to obtain or effect would not have a material adverse effect on the Seller or on the ability of the parties to consummate the transactions contemplated by this Agreement. No legal proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) have a material adverse effect, and no such judgment, order, decree, stipulation or injunction shall be in effect.

         6.2 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 2 shall be true and correct in all material respects on and as of the date of this Agreement and the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date or as of the date of this Agreement (in which case such representations and warranties shall be true and correct as of such date).

         6.3 PERFORMANCE. The Seller shall have performed and complied in all material respects with its agreements and covenants contained in this Agreement required to be performed or complied with by the Seller prior to or at the Closing.

         6.4 COMPLIANCE CERTIFICATES. The Seller shall have delivered to the Buyer a certificate, executed by the Chairman of the Board of the Seller, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 6.2 and 6.3 of this Agreement.

         6.5 CERTIFICATES AND DOCUMENTS. The Seller shall have delivered to the
Buyer:

             (a) The Bill of Sale;

             (b) A software license agreement, substantially in the form attached hereto as EXHIBIT G (the "Software License"), duly executed by Seller;


             (c) A corporate service agreement, substantially in the form attached hereto as EXHIBIT H (the "Corporate Services Agreement"), duly executed by Seller;

             (d) An internet services agreement, substantially in the form attached hereto as EXHIBIT I (the "Internet Services Agreement"), duly executed by Seller;

             (e) Such assignments of patents and trademarks and other instruments of conveyance, assignment and transfer, if any, in form and substance reasonably satisfactory to the Buyer, as are appropriate to convey, transfer and assign to, and to vest in, the Buyer or its subsidiaries, good and marketable title to the Assets to be Sold;

         (f) Executed UCC termination statements or amendments with respect to all UCC financing statements that relate to the Assets to be Sold, if any;

         (g) Executed releases with respect to any Encumbrances, if any, relating to the Assets to be Sold created in connection with any financings;

         (h) Tax lien waivers from any Governmental Entities which may be required, if any;

         (i) A certificate of the Secretary of State of the State of Delaware as to the legal existence and good standing of the Seller in Delaware;

         (j) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Seller issued by the Secretary of State of the State of Minnesota and the Secretary of State of the State of North Dakota;

         (k) Resolutions of the Board of Directors of the Seller, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Seller as of the applicable closing date;

         (l) Certificates of the Secretary, Assistant Secretary or other appropriate officer of the Seller attesting to the incumbency of the Seller's officers; and

         (m) Such other certificates of each Seller's officers and such other documents as the Buyer has reasonably requested;

         (n) The Escrow Agreement, executed by the Seller;

         (o) Releases from the directors of the Seller and their affiliates in the form of Section 2.1(b)(i);

         (p) Agreements by each of the directors of the Seller and their affiliates and all preferred stockholders of the Seller to attend and vote in favor of this Agreement and transactions contemplated hereby at any meeting of stockholder of the Seller;

         (q) The Order Granting Motion for Ex Parte Temporary Injunction in DAVID ERICKSON VS. ELIANCE CORPORATION (Civ. No. 51-99-C 01321) shall have been lifted and there shall be no similar order in place and such case shall be dismissed with prejudice.

7. CONDITION TO THE OBLIGATIONS OF THE SELLER. The obligations of the Seller to be performed at the Closing are subject to fulfillment, or the waiver, of the following conditions, on or before the Closing:

         7.1 CONSENTS; ABSENCE OF LEGAL PROCEEDINGS. The Parent shall have obtained (and shall have provided copies thereof to the Seller) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, which are required on the part of the Parent or the Buyer, except for any the failure of which to obtain or effect would not have a material adverse effect on the Parent or the Buyer or on the ability of the parties to consummate the transactions contemplated by this Agreement. No legal proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) have a material adverse effect, and no such judgment, order, decree, stipulation or injunction shall be in effect.

         7.2 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 shall be true and correct in all material respects on and as of the date of this Agreement and the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date or as of the date of this Agreement (in which case such representations and warranties shall be true and correct as of such date).

         7.3 PERFORMANCE. The Parent and the Buyer shall have performed or complied in all material respects with its agreements and covenants contained in this Agreement required to be performed or complied with by the Parent and/or the Buyer prior to or at the Closing Date.

         7.4 COMPLIANCE CERTIFICATES. The Parent and the Buyer shall have delivered to the Seller a certificate, executed by the President of the Parent and the Buyer, respectively, dated the Closing Date, certifying as to the fulfillment of the conditions specified in Sections 7.2 and 7.3 of this Agreement.

         7.5 CERTIFICATES AND DOCUMENTS. The Seller or the Escrow Agent (as defined in the Escrow Agreement), as the case may be, shall have received each of the following documents on the Closing Date:

             (a) Stock certificates representing the Shares, as provided in
Section 1.3;

             (b) The Instrument of Assumption of Liabilities executed by the Buyer and countersigned by the Seller;

             (c) The Software License, duly executed by Buyer;

             (d) The Corporate Services Agreement, duly executed by the Parent;

             (e) The Internet Services Agreement, duly executed by Buyer;

             (f) The Escrow Agreement, executed by the Buyer, the Parent, certain stockholders of the Parent and Tory Haythe;

             (g) The Certificate of Incorporation of each of the Parent and the Buyer, as amended and in effect as of the closing date certified by the Secretary of State of the State of Delaware;

             (h) By-Laws of each of the Parent and the Buyer, certified by its Secretary as of the closing date;

             (i) A certificate of the Secretary of State of the State of Delaware as to the legal existence and good standing of each of the Parent and the Buyer in Delaware;

             (j) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Parent and Buyer issued by the Secretaries of State of the States of Minnesota and North Dakota.

             (k) Resolutions of the Board of Directors of each of the Parent and the Buyer, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary of each of the Parent and the Buyer, respectively, as of the closing date;

             (l) A certificate of the Secretary of each of the Parent and the Buyer, respectively, attesting to the incumbency of the Parent and the Buyer's respective officers;

             (m) Such certificates of the Parent or the Buyer's officers and such other documents as the Seller have reasonably requested.

8. TRANSFER OF SHARES.

         8.1 RESTRICTED SHARES. "Restricted Shares" means (i) the Shares and
(ii) any other shares of capital stock of the Parent issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Parent Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act,
Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

         8.2 REQUIREMENTS FOR TRANSFER.

             (a) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or
(ii) the Parent first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Parent, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act .

             (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer by the Seller to its stockholders, a transfer by a holder to an affiliate, spouse or child or by a holder which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or a transfer by a holder which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 8 to the same extent as if it were the original holder hereunder.

         8.3 LEGEND. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the issuer is obtained to the effect that such registration or qualification is not required."

The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act .

9. INDEMNIFICATION

         9.1 BY THE SELLER. From and after the Closing Date, subject to the provisions of this Section 9, the Seller hereby agrees to indemnify and hold harmless the Parent and the Buyer and their respective officers, directors and agents against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses for investigating or defending any actions or threatened actions) (collectively, "Loss") reasonably incurred by the Parent or the Buyer in connection with each and all of the following:

             (a) Any breach by the Seller of any representation or warranty made by it in this Agreement;

             (b) Any breach of any covenant, agreement or obligation of the Seller contained in this Agreement or any other agreement, instrument or document contemplated by this Agreement;

             (c) Any misrepresentation contained in any statement, certificate or schedule furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated by this Agreement; and

             (d) Except for the Assumed Liabilities, any claims, damages, or liabilities arising out of the conduct of the business and operations of the Seller or any other liabilities or obligations of the Seller.

         9.2 BY THE PARENT AND THE BUYER. From and after the Closing Date, subject to the provisions of this Section 9, each of the Parent and the Buyer, jointly and severally, hereby agrees to indemnify and hold harmless the Seller and its officers, directors and agents against all Loss reasonably incurred by the Seller in connection with each and all of the following:

             (a) Any breach by the Parent or Buyer of any representation or warranty made by it in this Agreement;

             (b) Any breach of any covenant, agreement or obligation of the Parent or Buyer contained in this Agreement or any other agreement, instrument or document contemplated by this Agreement;

         (c) Any misrepresentation contained in any statement, certificate or schedule furnished by the Parent or Buyer pursuant to this Agreement or in connection with the transactions contemplated by this Agreement; and

             (d) Any claims, damages, or liabilities arising out of the conduct of the business and operations of the Parent or the Buyer, or the Assumed Liabilities.

         9.3 CLAIMS FOR INDEMNIFICATION. Whenever any claim shall arise for indemnification hereunder the party seeking indemnification (the "Indemnified Party") shall promptly notify the party from whom indemnification is sought (the "Indemnifying Party") of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the Indemnifying Party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Subsection 9.4 of this Agreement.

         9.4 DEFENSE BY INDEMNIFYING PARTY. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding, provided that such assumption of the defense shall not constitute a waiver of the Indemnifying Party's right to challenge the existence or extent of its obligation to indemnify with respect to such claim or legal proceedings. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom within 20 days after the date such claim is made, (a) the Indemnified Party may defend against such claim or litigation, in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such third-party claim or the amount or nature of any such settlement, the Indemnifying Party shall have the burden to prove by a preponderance of the evidence that the Indemnified Party did not defend or settle such third-party claim in a reasonably prudent manner.

         9.5 PAYMENT OF INDEMNIFICATION OBLIGATION. All indemnification by the Parent, the Buyer or the Seller hereunder shall be effected by payment of cash or delivery of a cashier's or certified check in the amount of the indemnification liability; provided that the Buyer shall have the right to offset any amounts due to Buyer hereunder against amounts due from Buyer under the Instrument of Assumption of Liabilities and in accordance with the Escrow Agreement.

         9.6 SURVIVAL OF REPRESENTATIONS; CLAIMS FOR INDEMNIFICATION. All representations and warranties made by the parties herein or in any instrument or document furnished in connection herewith shall survive the signing of this Agreement and any investigation at any time made by or on behalf of the parties hereto. All such representations and warranties shall expire on the second anniversary of the Closing Date, except for claims, if any, asserted in writing prior to such second anniversary of the Closing Date, which shall survive until finally resolved and satisfied in full. All claims and actions for indemnity pursuant to this Section 9 for breach of any representation or warranty shall be asserted or maintained in writing by a party hereto within two years after the Closing Date.

         9.7 LIMITATIONS. Notwithstanding anything to the contrary herein, the aggregate liability of each of the Seller and the Parent under this
Article 9 shall include only that portion of the aggregate damages of the Indemnified Party which exceeds $50,000.

10. POST-CLOSING AGREEMENTS

         The Seller and the Parent agree that from and after the Closing Date:

         10.1 PROPRIETARY INFORMATION. The Seller shall hold in confidence, and use its best efforts to have all of the Seller's officers, directors, managers, members and personnel hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Assets to be Sold and shall not disclose, publish or make use of the same without the consent of the Parent, except to the extent that such information shall be required by law or valid legal process or shall have become public knowledge other than by breach of this Agreement by the Seller.

         10.2 NON-COMPETITION AGREEMENT.

              (a) As a material and valuable inducement for the Parent and the Buyer to enter into this Agreement, pay and deliver the Purchase Price and consummate the transactions provided for herein, the Seller agrees that, without the prior approval of the Parent, for a period of five years after the Closing Date, the Seller shall not engage directly or indirectly in the business of designing, developing, manufacturing, marketing or selling products or services which are competitive with the business being conducted by the Parent on the Closing Date in the United States or Canada.

              (b) The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Subsection 10.2 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The Seller agrees that damages are an inadequate remedy for any breach of this provision and that the Parent shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision.

         10.3 COOPERATION IN LITIGATION. Each party hereto will fully cooperate with the others in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the business by the Seller prior to or after the Closing Date (other than litigation or proceedings arising out the transactions contemplated by this Agreement). The party requesting such cooperation shall pay the reasonable out-of-pocket expenses (including legal fees and disbursements), as incurred, of the party providing such cooperation and of its officers, directors, managers, members, employees and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for such party's time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by the party providing such cooperation to its officers, directors, managers, members, employees and agents while assisting in the defense or prosecution of any such litigation or proceeding.

         10.4 TRANSITION. The Seller will not take any action that is designed or intended to have the effect of dissuading any licensor, customer, supplier, or other business associate from maintaining the same business relationships in regard to the Assets to be Sold with the Buyer after the Closing as it maintained with the Seller prior to the Closing. The Seller will refer all customer inquiries relating to the Assets to be Sold to the Buyer from and after the Closing.

         10.5 INSURANCE. The Parent will, and will cause the Buyer to, obtain and maintain in force such property damage, public liability, directors and officers liability, business interruption, worker's compensation, indemnity bonds and other types of insurance as the Parent's executive officers, after consultation with an accredited insurance broker, shall determine to be necessary or appropriate to protect the Parent from the insurable hazards or risks associated with the conduct of the Parent's business. The Parent's executive officers shall periodically report to the Board of Directors on the status of such insurance coverage.

        All insurance shall be maintained in at least such amounts and to such extent as shall be determined to be reasonable by the Board of Directors; and all such insurance shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Parent or any subsidiary may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws.

         10.6 EMPLOYEE STOCK OPTIONS. The Parent agrees to grant to current employees of the Seller and employees of the Seller who shall have become employees of the Parent or the Buyer from time to time options to purchase an aggregate of 500,000 shares of Parent Common Stock on or before December 31, 1999.

         10.7 STOCKHOLDERS MEETING. Promptly following the execution hereof, the Seller shall call a meeting of its stockholders (which shall occur within 20 days of the notice thereof) at which meeting this Agreement and the transactions contemplated hereby shall be presented to such stockholders for ratification.

         10.8 EMPLOYEES. The Parent and the Buyer shall be permitted to offer employment to the employees of the Seller and its subsidiary from time to time.

11. TERMINATION OF AGREEMENT

         11.1 TERMINATION BY LAPSE OF TIME. This Agreement shall terminate at 5:00 p.m., Minneapolis time, on December 31, 1999, if the Closing contemplated hereby has not been consummated, unless such date is extended by the written consent of the Buyer and the Seller.

         11.2 TERMINATION BY AGREEMENT OF THE PARTIES. This Agreement may be terminated by the mutual written agreement of the parties hereto.

         11.3 EFFECT OF TERMINATION. If any party terminates this Agreement pursuant to this Section 11 all rights and obligations of the parties hereunder shall terminate without liability of any party to the other party except for breach of its covenants hereunder.

12. TRANSFER TAXES, GOVERNMENTAL FEES AND CHARGES; CERTAIN INCOME TAXES.

              (a) Notwithstanding any provision of law imposing the burden of Transfer Taxes (as hereinafter defined) on the Seller or the Buyer, as the case may be, any sales, use, and other transfer taxes imposed in connection with the consummation of the transactions contemplated by this Agreement (collectively, "Transfer Taxes") shall be borne by the Seller. The Seller and the Buyer agree to cooperate in good faith with each other, and to use their commercially reasonable efforts, to minimize Transfer Taxes. Without limiting the generality of the preceding sentence, (i) the Buyer shall promptly and properly complete, execute and deliver to the Seller resale, exemption, and/or similar certificates or other documentation necessary or appropriate under any applicable law to claim and/or evidence that all or any portion of the sale or transfer of the Assets under this Agreement is exempt from or otherwise not subject to Transfer Taxes imposed under such applicable law, and (ii) the parties shall consult and cooperate in good faith on a timely basis in order to effectively handle and contest any audit, examination, investigation, or administrative court, or other proceeding relative to Transfer Taxes.

              (b) The Seller shall pay and be responsible for all filing, recordation, transfer or other governmental fees or charges, in each case relating to the sale or transfer of any of the Assets to be Sold hereunder.

              (c) If a party hereto shall fail to pay on a timely basis any amount such party is responsible for under this Section 12, the other party may pay such amount to the appropriate governmental authority or authorities or other appropriate third party or parties, and the party responsible for payment of such amount shall promptly reimburse the other party for such amount so paid.


              (d) The Buyer waives compliance with the provisions of any applicable bulk sales laws or other similar laws of any jurisdiction as respects the transactions contemplated by this Agreement.

13. OTHER PROVISIONS

         13.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         13.2 EXPENSES. If the Closing occurs, the Seller shall pay all out-of-pocket expenses incurred by it and by the Parent including, without limitation, the reasonable fees and disbursements of Dorsey & Whitney LLP, counsel to the Seller, and of Tory Haythe, counsel to the Parent, incurred in connection with the matters contemplated by this Agreement. If the Closing does not occur, all expenses shall be borne solely and entirely by the party that has incurred the same.

         13.3 BROKERS. Each of the Seller, the Parent and the Buyer (i) represents and warrants to the other parties hereto that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

         13.4 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         13.5 SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Buyer shall be entitled to specific performance of the agreements and obligations of the Seller hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         13.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota (without reference to the conflicts of law provisions thereof).

         13.7 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

        To the Parent:        Webhelp.com Inc.
                              One Dundas Street West
                              Suite 2500
                              P.O. Box 84565
                              Toronto, Ontario M5G 1Z3

        With a copy to:       Tory Haythe
                              Suite 3000, Aetna Tower
                              Toronto Dominion Center
                              Toronto, Ontario M5K 1N2
                              Attn:  James J. Duffield, Esq.

        To the Buyer:         iSpoke.com Inc.
                              One Dundas Street West
                              Suite 2500
                              P.O. Box 84565
                              Toronto, Ontario M5G 1Z3

        With a copy to:       Tory Haythe
                              Suite 3000, Aetna Tower
                              Toronto Dominion Center
                              Toronto, Ontario M5K 1N2
                              Attn:  James J. Duffield, Esq.

        To the Seller:        eliance Corporation
                              7800 Equitable Drive
                              Suite 250
                              Minneapolis, MN 55344
                              Attn:  Paul Eidsness, Esq.

        With copies to:       Dorsey & Whitney
                              220 South Sixth Street
                              Minneapolis, MN 55402
                              Attn:  Robert A. Kuhns, Esq.

        Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         13.8 COMPLETE AGREEMENT. This Agreement (including its Exhibits) and the Parent/Buyer's and Seller's Ancillary Agreements constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter including, without limitation, that certain letter of intent dated July 4, 1999, and that certain letter of intent dated November 29, 1999.

         13.9 AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Seller and the Parent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         13.10 PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         13.11 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

         13.12 SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

                                    * * * * *

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                     SELLER:

                                     ELIANCE CORPORATION

ATTEST:                              By:  /s/ Jeffrey Farstad
                                         -------------------------------
                                         Name:  Jeffrey Farstad
---------------------------                    -------------------------
                                         Title: Chairman
                                               -------------------------


                                     PARENT:

                                     WEBHELP.COM, INC.

ATTEST:                              By:  /s/ Kerry Adler
                                         -------------------------------
                                         Name:  Kerry Adler
---------------------------                    -------------------------
                                         Title: President
                                               -------------------------


                                     BUYER:

                                     iSPOKE.COM INC.

ATTEST:                              By:  /s/ Kerry Adler
                                         -------------------------------
                                         Name:  Kerry Adler
---------------------------                    -------------------------
                                         Title: President
                                               -------------------------